                                                                               SUPPLEMENT TO APPLICATION FORM
[LOGO]   ALLMERICA     First Allmerica Financial      440 Lincoln Street       FOR GROUP FLEXIBLE PREMIUM
 F I N A N C I A L     Life Insurance Company         Worcester, MA 01653      VARIABLE LIFE INSURANCE
-Registered Trademark-

---------------------------------------------------------------------------------------------------------------

Proposed Insured __________________________________________________

===============================================================================================================
1. ALLOCATION OF NET PREMIUM
===============================================================================================================

  The total allocation, in WHOLE PERCENTAGES MUST, TOTAL 100%. Please refer to the Prospectuses for a definition of "net premium" and for information about the Fixed Account and other sub-accounts of the Separate Account.


                 Investment Options                                                     Investment Objective
                 ------------------                                                     --------------------

                                                                               -------
  [ ___________% Morgan Stanley Dean Witter Technology Portfolio                      |
    ___________% Allmerica Select Strategic Growth Fund                               |
    ___________% Credit Suisse Warburg Pincus Trust Small Company Growth Portfolio    |
    ___________% Credit Suisse Warburg Pincus Trust Global Post-Venture Capital       | Aggressive Growth
    ___________% Allmerica Select Aggressive Growth Fund                              |
    ___________% Janus Aspen Aggressive Growth Portfolio - Service Shares             |
    ___________% Deutsche Small Cap Index Fund                                        |
    ___________% Allmerica Select Capital Appreciation Fund                           |
    ___________% Goldman Sachs Core Small Cap Equity Fund                             |
    ___________% J.P. Morgan Small Company Portfolio                                  |
    ___________% Allmerica Select Value Opportunity Fund                       -------|
    ___________% Allmerica Select Emerging Markets Fund                               |
    ___________% Allmerica Select International Equity Fund                           | International
    ___________% Fidelity VIP Overseas Portfolio                                      |
    ___________% T. Rowe Price International Stock Portfolio                   -------|
    ___________% Fidelity VIP Growth                                                  |
    ___________% Allmerica Select Growth Fund                                         |
    ___________% Goldman Sachs Capital Growth Fund                                    | Growth
    ___________% Allmerica Core Equity Fund                                           |
    ___________% Fidelity VIP II Contrafund                                           |
    ___________% Goldman Sachs CORE Large Cap Growth Fund                      -------|
    ___________% Allmerica Select Growth & Income Fund                                |
    ___________% Deutsche Equity 500 Index Fund                                       | Growth/Income
    ___________% Fidelity VIP Equity-Income Portfolio                          -------|
    ___________% Fidelity VIP High Income Portfolio                                   |
    ___________% Allmerica Select Strategic Income                                    |
    ___________% PIMCO Total Return Bond Portfolio II                                 | Income
    ___________% Allmerica Select Investment Grade Income                             |
    ___________% Allmerica Government Bond Fund                                -------|
    ___________% Allmerica Money Market Fund                                          | Capital Preservation
    ___________% Fixed Account                                                        |
    ___________% _______________________________________                       -------
    ___________% _______________________________________
    ___________% _______________________________________
    ___________% _______________________________________
        100 %    Total                                   ]

  I understand that funds may be deposited to a MAXIMUM of twenty sub-accounts. ALL NET PAYMENTS WILL BE
  ALLOCATED TO THE ALLMERICA MONEY MARKET FUND UNLESS SPECIFIED OTHERWISE.

  (Continued on back. Complete Registered Representative's Report on back of this form for
  NASD required information)
  -------------------------------------------------------------------------------------------------------------

11626NY (4/01)

===============================================================================================================
2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES
===============================================================================================================

  Monthly insurance and administrative charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

  I acknowledge receipt of a current prospectus describing the Group Flexible Premium Variable Life
  Insurance, including the underlying funds.

  I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE
  INSURANCE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF
  THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT.

  I UNDERSTAND THAT THE CERTIFICATE VALUE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE
  APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST
  ALLMERICA FINANCIAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.
  THERE IS NO GUARANTEED MINIMUM CER-TIFICATE VALUE.

  I believe that Group Flexible Premium Variable Life Insurance is consistent with my investment objectives and financial needs.

  Signature of Owner and Capacity

  -------------------------------------------------------------------------------------------------------------

  Signed at (City and State)                                Date

  ------------------------------------------------------    ---------------------------------------------------

===============================================================================================================
  3. SPECIAL REQUESTS
===============================================================================================================

  -------------------------------------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------------------

===============================================================================================================
REGISTERED REPRESENTATIVE'S REPORT
===============================================================================================================

1. The Owner   / / is   / / is not an associated person of another broker/dealer.

2. Based on information furnished by the Owner, I believe that a Group Flexible Premium
   Variable Life Insurance certificate is consistent with the Owner's investment objectives for (state objectives):

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

3. The Owner's tax status is (indicate tax bracket and any other pertinent tax information):

   ------------------------------------------------------------------------------------------------------------

4. I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5. I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

Signature                                             Underwriting Approval

-------------------------------------------------     ------------------------------
Registered Representative                             (Completed in Principal Office)




11626NY

                                                                               APPLICATION FORM FOR GROUP
[LOGO]   ALLMERICA     First Allmerica Financial      440 Lincoln Street       FLEXIBLE PREMIUM LIFE
 F I N A N C I A L     Life Insurance Company         Worcester, MA 01653      INSURANCE CERTIFICATE - PART 1A
-Registered Trademark-

---------------------------------------------------------------------------------------------------------------

Insured Name: __________________________________________________

===============================================================================================================
1. INSURED'S HEALTH
===============================================================================================================
1a.  Have you ever had any of the following conditions:

                                              Yes    No
     Kidney Disorder                          / /   / /
     Heart Disease or Stroke                  / /   / /
     Cancer                                   / /   / /
     Diabetes                                 / /   / /

1b.  In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?
                   Yes    / /    No    / /

1c.  Have you had an illness or injury during the last six months that has prevented you from working five consecutive days?
                   Yes    / /    No    / /    If yes, please explain:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

1d.  Please provide the name of the last physician consulted, date and reason for consultation:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

=============================================================================================================
2. INSURED'S ACTIVITIES
=============================================================================================================
2a.  During the last three years, have you had a motor vehicle license suspended or revoked or were you convicted of either driving while intoxicated or of more than one moving violation?
                   Yes    / /    No    / /    If yes, please explain:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

2b.  During the past three years, have you participated in or intend to participate in:
            / /    Scuba diving    / /    Skydiving    / /    Motor racing
            / /    Hang gliding or similar flying activity

2c. During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                   Yes    / /    No    / /

2d.  Will you be traveling outside of the United States or Canada in the next six months?

                   Yes    / /    No    / /    If yes, please indicate country:

     --------------------------------------------------------------------------------------------------------

=============================================================================================================
SIGNATURES
=============================================================================================================

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the certificate if issued.

------------------------------------------------------    ---------------------------------------------------
Signature of Proposed Insured                             Signed at City,                      State

------------------------------------------------------    ---------------------------------------------------
Name of Proposed Insured                                  Date

11645NY

                                                                               GROUP FLEXIBLE PREMIUM
[LOGO]   ALLMERICA     First Allmerica Financial      440 Lincoln Street       VARIABLE LIFE INSURANCE
 F I N A N C I A L     Life Insurance Company         Worcester, MA 01653      VARIABLE LIFE APPLICATION PART I
-Registered Trademark-

---------------------------------------------------------------------------------------------------------------

===============================================================================================================
1 INSURED   The person upon whose life this insurance
            coverage is proposed.
===============================================================================================================


     ----------------------------------------------------------------------------------------------------------
     First Name                                    Middle                                     Last


     ----------------------------------------------------------------------------------------------------------
     Street Address                                                                   Years at this Address


     ----------------------------------------------------------------------------------------------------------
     City                                            State                                           Zip

     (      )
     ----------------------------------------------------------------------------------------------------------
     Daytime Telephone Number

     M/_______D/_______Y/_______                                                       __________________
           Date of Birth                                                                 State of Birth

              -            -
     --------------------------------------                                              M /  /   F /  /
     Social Security Number                                                                    Sex


     ----------------------------------------------------------------------------------------------------------
     Driver's License Number                                                                  State


     ----------------------------------------------------------------------------------------------------------
     Duties/Title

     Date of Hire M/ ___________D/ _____________Y/______________

     Are you able to perform all of the regular duties of your occupation at the usual place of employment on a full-time work schedule which is in no way curtailed or altered because of health? / / Yes / / No

     Have you smoked one or more cigarettes in the last 12 months?
        / / Yes / / No

===============================================================================================================
2 LIFE INSURANCE BENEFIT
===============================================================================================================

     The total amount of coverage applied for is $_______________.

     Define coverage split between base and term rider.
     Choose one:
     / / ________________% base and ________________% term OR

     / / $_______________ base and $_________________ term

     I WANT INSURANCE COVERAGE TO BE: (Choose one)
           / / Option 1 Level - Insurance coverage remains constant.

           / / Option 2 Adjustable - Insurance coverage changes with the value of your certificate

          / / Option 3 Level - Cash Value Accumulation Test

===============================================================================================================
3 BENEFICIARY
===============================================================================================================

     The Primary Beneficiary is the person or entity who will receive the certificate proceeds.

     ----------------------------------------------------------------------------------------------------------
     Name of Primary Beneficiary                                            Relationship to Insured

     If the beneficiary is a trust, please specify trust date.

     M/________________ D/________________ Y/________________

===============================================================================================================
4 EMPLOYER
===============================================================================================================


     ----------------------------------------------------------------------------------------------------------
     Name


     ----------------------------------------------------------------------------------------------------------
     Street Address


     ----------------------------------------------------------------------------------------------------------
     City                                             State                                         Zip

===============================================================================================================
4 CERTIFICATE OWNER   The person or entity exercising the
                      certificate's contractual rights.
===============================================================================================================

     ----------------------------------------------------------------------------------------------------------
     Name


     ----------------------------------------------------------------------------------------------------------
     Street Address


     ----------------------------------------------------------------------------------------------------------
     City                                             State                                         Zip

     Social Security or Tax I.D. Number _______________________________________________________________________

     Trust Date M/ ______D/ _______Y/ _______ (if Trust owned)

===============================================================================================================
6 REPLACEMENT OF OTHER CONTRACTS
===============================================================================================================

     WILL THE PROPOSED CERTIFICATE REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE CONTRACT?
     / / Yes / / No

     If yes, list company name and policy number.

     ----------------------------------------------------------------------------------------------------------

     ----------------------------------------------------------------------------------------------------------

     Total life insurance currently in force $ ______________________.


11627NY

===============================================================================================================
7 REMARKS
===============================================================================================================

  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------

===============================================================================================================
ACKNOWLEDGMENTS AND SIGNATURES
===============================================================================================================

  I acknowledge receipt of current Prospectuses describing the Group Flexible Premium Variable Life
  Insurance certificate I am applying for, and the underlying Funds.

  I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY CERTIFICATE VALUE OF
  THE FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO
  REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE SEPARATE ACCOUNT. THE CERTIFICATE
  VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH
  WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM
  CERTIFICATE VALUE. THE CERTIFICATE VALUE MAY DECREASE TO THE POINT WHERE THE CERTIFICATE WILL
  LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PREMIUM PAYMENTS.

  It is agreed that: (1) The application consists of this application form, the medical questionnaire, if applicable, and the supplemental application to allocate premium; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the certificate is delivered and the premium is paid during the lifetime of the proposed insured and then only if the proposed insured has not consulted or been treated by any physician or practitioner of any healing art nor had any tests listed in the application, if applicable, since its completion; but, if the premium is paid prior to delivery of the policy and a conditional receipt is delivered by the representative, insurance will be effective subject to terms of the conditional receipt; and (4)
  No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

  I understand that I may request the termination of my life insurance coverage by notifying the
  [company] in writing.

  -------------------------------------------------------------------------------------------------------------
  Signature of Insured                                      Date

  -------------------------------------------------------------------------------------------------------------
  Signature of Owner (if other than Insured)                Date

  -------------------------------------------------------------------------------------------------------------
  Signed at City                                            State

  -------------------------------------------------------------------------------------------------------------
  Official Title/Capacity

===============================================================================================================
FOR REGISTERED REPRESENTATIVE USE
===============================================================================================================

  Does the certificate applied for replace an existing annuity or life insurance policy?

  / / Yes / / No

  If yes, attach replacement forms as required.

  As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded, to the best of my knowledge and belief.

  Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the certificate applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.


  -------------------------------------------------------------------------------------------------------------
  Signature of Registered Representative                    Date


  -------------------------------------------------------------------------------------------------------------
  Print Name of Registered Representative                                              Reg Rep #

  (     )                                                       (     )
  -------------------------------------------------------------------------------------------------------------
  Telephone                                                     FAX

  -------------------------------------------------------------------------------------------------------------
  Name of Broker/Dealer                                  Branch #

  -------------------------------------------------------------------------------------------------------------
  Branch Office Street Address

  -------------------------------------------------------------------------------------------------------------
  City                                State                         Zip

===============================================================================================================
FOR HOME OFFICE USE ONLY
===============================================================================================================

  -------------------------------------------------------------------------------------------------------------

  -------------------------------------------------------------------------------------------------------------


11627NY

                                                                               SUPPLEMENT TO APPLICATION FORM
[LOGO]   ALLMERICA     First Allmerica Financial      440 Lincoln Street       FOR GROUP FLEXIBLE PREMIUM
 F I N A N C I A L     Life Insurance Company         Worcester, MA 01653      VARIABLE LIFE INSURANCE
-Registered Trademark-

---------------------------------------------------------------------------------------------------------------

Proposed Insured __________________________________________________

===============================================================================================================
1. ALLOCATION OF NET PREMIUM
===============================================================================================================

  The total allocation, in WHOLE PERCENTAGES MUST, TOTAL 100%. Please refer to the Prospectuses for a definition of "net premium" and for information about the Fixed Account and other sub-accounts of the Separate Account.


                 Investment Options                                                     Investment Objective
                 ------------------                                                     --------------------

                                                                               -------
  [ ___________% Morgan Stanley Dean Witter Technology Portfolio                      |
    ___________% Allmerica Select Strategic Growth Fund                               |
    ___________% Allmerica Select Aggressive Growth Fund                              | Aggressive Growth
    ___________% Allmerica Select Capital Appreciation Fund                           |
    ___________% Allmerica Select Value Opportunity Fund                       -------|
    ___________% Allmerica Select Emerging Markets Fund                               |
    ___________% Allmerica Select International Equity Fund                           | International
    ___________% Fidelity VIP Overseas Portfolio                                      |
    ___________% T. Rowe Price International Stock Portfolio                   -------|
    ___________% Fidelity VIP Growth Portfolio                                        |
    ___________% Allmerica Select Growth Fund                                         | Growth
    ___________% Allmerica Core Equity Fund                                           |
    ___________% Fidelity VIP II Contrafund                                    -------|
    ___________% Allmerica Select Growth & Income Fund                                |
    ___________% Fidelity VIP II Index 500 Portfolio                                  | Growth/Income
    ___________% Fidelity VIP Equity-Income Portfolio                          -------|
    ___________% Fidelity VIP High Income Portfolio                                   |
    ___________% Allmerica Select Strategic Income                                    |
    ___________% Allmerica Select Investment Grade Income Fund                        | Income
    ___________% Allmerica Government Bond Fund                                -------|
    ___________% Allmerica Money Market Fund                                          | Capital Preservation
    ___________% Fixed Account                                                        |
    ___________% _______________________________________                       -------
    ___________% _______________________________________
    ___________% _______________________________________
    ___________% _______________________________________
        100 %    Total                                   ]

  I understand that funds may be deposited to a MAXIMUM of twenty sub-accounts. ALL NET PAYMENTS WILL BE
  ALLOCATED TO THE ALLMERICA MONEY MARKET FUND UNLESS SPECIFIED OTHERWISE.

  (Continued on back. Complete Registered Representative's Report on back of this form for
  NASD required information)
  -------------------------------------------------------------------------------------------------------------

11626NY

=============================================================================================================
2. MONTHLY INSURANCE AND ADMINISTRATIVE CHARGES
=============================================================================================================

  Monthly insurance and administrative charges will be deducted pro-rata from all sub-accounts noted on the front of this form unless otherwise indicated by written request.

  I acknowledge receipt of a current prospectus describing the Group Flexible Premium Variable Life
  Insurance, including the underlying funds.

  I UNDERSTAND THAT THE DEATH BENEFIT AND DURATION OF COVERAGE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE
  INSURANCE APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF
  THE FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT.

  I UNDERSTAND THAT THE CERTIFICATE VALUE FOR THE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CERTIFICATE
  APPLIED FOR MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE FIRST
  ALLMERICA FINANCIAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT, AND IS NOT GUARANTEED AS TO DOLLAR AMOUNT.
  THERE IS NO GUARANTEED MINIMUM CERTIFICATE VALUE.

  I believe that Group Flexible Premium Variable Life Insurance is consistent with my investment objectives and financial needs.

  Signature of Owner and Capacity

  -------------------------------------------------------------------------------------------------------------

  Signed at (City and State)                                Date

  ------------------------------------------------------    ---------------------------------------------------

===============================================================================================================
3. SPECIAL REQUESTS
===============================================================================================================

  -------------------------------------------------------------------------------------------------------------


  -------------------------------------------------------------------------------------------------------------

===============================================================================================================
REGISTERED REPRESENTATIVE'S REPORT
===============================================================================================================

1. The Owner   / / is   / / is not an associated person of another broker/dealer.

2. Based on information furnished by the Owner, I believe that a Group Flexible Premium
   Variable Life Insurance certificate is consistent with the Owner's investment objectives for (state objectives):

   ------------------------------------------------------------------------------------------------------------

   ------------------------------------------------------------------------------------------------------------

3. The Owner's tax status is (indicate tax bracket and any other pertinent tax information):

   ------------------------------------------------------------------------------------------------------------

4. I certify that reasonable effort was made to obtain and record information pertaining to the suitability of this application.

5. I further certify that the Prospectuses were delivered, and that no written sales materials were used other than those furnished or approved by the Principal Office.

Signature                                             Underwriting Approval

-------------------------------------------------     ------------------------------
Registered Representative                             (Completed in Principal Office)




11626NY

                                                                               APPLICATION FORM FOR GROUP
[LOGO]   ALLMERICA     First Allmerica Financial      440 Lincoln Street       FLEXIBLE PREMIUM LIFE
 F I N A N C I A L     Life Insurance Company         Worcester, MA 01653      INSURANCE CERTIFICATE - PART 1A
-Registered Trademark-

---------------------------------------------------------------------------------------------------------------

Insured Name: __________________________________________________

===============================================================================================================
1. INSURED'S HEALTH
===============================================================================================================
1a.  Have you ever had any of the following conditions:

                                              Yes    No
     Kidney Disorder                          / /   / /
     Heart Disease or Stroke                  / /   / /
     Cancer                                   / /   / /
     Diabetes                                 / /   / /

1b.  In the past 10 years, has a member of the medical profession diagnosed or treated you for immune system disorder, including acquired immune deficiency syndrome (AIDS) or AIDS-related complex (ARC)?
                   Yes    / /    No    / /

1c.  Have you had an illness or injury during the last six months that has prevented you from working five consecutive days?
                   Yes    / /    No    / /    If yes, please explain:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

1d.  Please provide the name of the last physician consulted, date and reason for consultation:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

=============================================================================================================
2. INSURED'S ACTIVITIES
=============================================================================================================
2a.  During the last three years, have you had a motor vehicle license suspended or revoked or were you convicted of either driving while intoxicated or of more than one moving violation?
                   Yes    / /    No    / /    If yes, please explain:

     --------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------

2b.  During the past three years, have you participated in or intend to participate in:
            / /    Scuba diving    / /    Skydiving    / /    Motor racing
            / /    Hang gliding or similar flying activity

2c. During the past three years, have you flown or intend to fly as a trainee, pilot or crew member?

                   Yes    / /    No    / /

2d.  Will you be traveling outside of the United States or Canada in the next six months?

                   Yes    / /    No    / /    If yes, please indicate country:

     --------------------------------------------------------------------------------------------------------

=============================================================================================================
SIGNATURES
=============================================================================================================

I understand and agree that the foregoing statements and answers are correct, complete and true and have been accurately recorded to the best of my knowledge and belief, and that they shall be part of the certificate if issued.

------------------------------------------------------    ---------------------------------------------------
Signature of Proposed Insured                             Signed at City,                      State

------------------------------------------------------    ---------------------------------------------------
Name of Proposed Insured                                  Date

11645NY